Goodwill	12 Months Ended
Dec. 31, 2023
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill

Note 9 — Goodwill

Goodwill represents the excess of the consideration paid of an acquisition over the fair value of the net identifiable assets of the acquired subsidiaries at the date of acquisition. Goodwill is not amortized and is tested for impairment at least annually, more often when circumstances indicate impairment may have occurred. The following table summarizes the components of acquired goodwill balances as of:

	December 31, 2022	December 31, 2023	December 31, 2023
	RMB	RMB	USD
Goodwill from Shenzhen Bowei acquisition*	9,729,086	-	-
Goodwill from Shenzhen Tianyuemeng acquisition**	11,426,811	-	-
Goodwill	21,155,897	-	-

*	On July 1, 2020, Shenzhen Mengyun entered into acquisition agreement to acquire 100% equity interests of Shenzhen Bowei, a provider of holographic PCBA solutions. The transaction consummated on July 1, 2020. According to the agreement, acquisition consideration is RMB 20,000,000 (approximately USD 3.1 million) to acquire the 100% equity interests of Shenzhen Bowei. Acquired amortizable intangible assets includes customer relationship, software, and non-compete agreements. Approximately RMB 9.7 million (USD 1.5 million) of goodwill arising from the acquisition is mainly attributable to the excess of the consideration paid over the fair value of the net assets acquired that cannot be recognized separately as identifiable assets under U.S. GAAP, and comprise (a) the assembled work force and (b) the expected but unidentifiable business growth as a result of the synergy resulting from the acquisition. According to the evaluation report from King Kee, the Fair Value of Shenzhen Bowei is RMB 5,300,000, while the carrying value of RMB 15,259,000, so the goodwill shall be fully impaired.
**

On October 1, 2020, Shenzhen Mengyun entered into acquisition agreement to acquire 100% equity interests of Shenzhen Tianyuemeng, an entity focused on holographic advertising services. The transaction consummated on October 1, 2020. According to the agreement, acquisition consideration is RMB 30,000,000 (approximately USD 4.6 million) to acquire the 100% equity interests of Shenzhen Tianyuemeng. Acquired amortizable intangible assets includes customer relationship, software, and non-compete agreements. Approximately RMB 11.4 million (USD 1.8 million) of goodwill arising from the acquisition is mainly attributable to the excess of the consideration paid over the fair value of the net assets acquired that cannot be recognized separately as identifiable assets under U.S. GAAP, and comprise (a) the assembled work force and (b) the expected but unidentifiable business growth as a result of the synergy resulting from the acquisition.

On September 28, 2023, the Company’s board approved the equity transfer agreement between Shenzhen Mengyun and nengshen, to transfer 100% equity interest of Shenzhen Tianyuemeng Technology Co., Ltd and its subsidiaries Horgos Tianyuemeng Technology Co., Ltd., Ltd. and goodwill goes down to nil.

The changes in the carrying amount of goodwill allocated to reportable segments As of December 31, 2022 and 2023 are as follows:

	Holographic solutions	Holographic technology service	Total
As of December 31, 2022	9,729,086	11,426,811	21,155,897
Less: goodwill impairment loss	(9,729,086)	-	(9,729,086)
equity transfer loss	-	(11,426,811)	(11,426,811)
As of December 31, 2023	-	-	-